UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 6, 2018

GREAT SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number	I.R.S. Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 887-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure

   Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: November 6, 2018	By: /s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

# GREAT SOUTHERN BANCORP, INC.

## INVESTOR PRESENTATION

NOVEMBER 2018

# Forward-Looking Statements

When used in this presentation and in other documents filed or furnished by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) the possibility that the changes in non-interest income, non-interest expense and interest expense actually resulting from the Bank's branch sale transaction with West Gate Bank might be materially different from estimated amounts; (ii) the possibility that the actual reduction in the Company's effective tax rate expected to result from H. R. 1, formerly known as the "Tax Cuts and Jobs Act" (the "Tax Reform Legislation") might be different from the reduction estimated by the Company; (iii) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (iv) changes in economic conditions, either nationally or in the Company's market areas; (v) fluctuations in interest rates; (vi) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (vii) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (viii) the Company's ability to access cost-effective funding; (ix) fluctuations in real estate values and both residential and commercial real estate market conditions; (x) demand for loans and deposits in the Company's market areas; (xi) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xii) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xiii) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and its implementing regulations, the overdraft protection regulations and customers' responses thereto and the Tax Reform Legislation; (xiv) changes in accounting principles, policies or guidelines; (xv) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xvi) results of examinations of the Company and the Bank by their regulators, including the possibility that the regulators may, among other things, require the Company to limit its business activities, changes its business mix, increase its allowance for loan losses, write-down assets or increase its capital levels, or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; (xvii) costs and effects of litigation, including settlements and judgments; and (xviii) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

# Great Southern Bancorp, Inc.

## A Long-term View

- ✓ Focused on long-term growth and profitability
- ✓ Well capitalized, diversified loan portfolio and strong core deposit base
- ✓ Strong core operating earnings power
- ✓ Diverse retail banking franchise
- ✓ Experienced management team
- ✓ High percentage of insider ownership

# A Long-term View

Bank Director®

According to *Bank Director,*
Great Southern Bancorp, Inc. (GSBC) is the fifth best performing bank stock of all time measured by shareholder return.*

*Source: Maxfield, John J. "A Valuable Lesson from the Best Bank You've Never Heard of." *Bank Director.com,* August 24, 2018.

# A Long-term View

## Quarterly Cash Dividends Paid on Common Stock



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.32
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Q1
Q2
Q3
Q4

# Great Southern Snapshot

## Financial Highlights *($ in millions)*

| | As of or for the Year Ended | | As of or for the Nine Months Ended |
|---|---|---|---|
| | December 31, 2016 | December 31, 2017 | September 30, 2018 |
| **Balance Sheet** | | | |
| Total Assets | $4,550 | $4,415 | $4,584 |
| Loans Held-for-Investment | $3,797 | $3,763 | $3,980 |
| Loans Held-for-Sale | $16 | $8 | $3 |
| Total Deposits | $3,677 | $3,597 | $3,596 |
| Common Equity | $430 | $472 | $508 |
| **Profitability** | | | |
| ROAA | 1.04% | 1.16% | 1.49% |
| ROATCE [1] | 11.27% | 11.61% | 13.79% |
| Net Interest Margin | 4.05% | 3.74% | 3.96% |
| Efficiency Ratio [2] | 62.86% | 58.99% | 56.70% |
| **Capital** | | | |
| TCE / TA [3] | 9.20% | 10.46% | 10.90% |
| Common Equity Tier 1 Ratio | 10.22% | 10.85% | 11.26% |
| Tier 1 Ratio | 10.84% | 11.44% | 11.82% |
| Total Risk-Based Ratio | 13.58% | 14.07% | 14.35% |
| Leverage Ratio | 9.93% | 10.92% | 11.63% |
| **Asset Quality [4]** | | | |
| Allowance For Loan Losses / Loans | 1.04% | 1.01% | 1.00% |
| NPAs / Loans & OREO | 1.02% | 0.73% | 0.40% |
| Allowance For Loan Losses / NPLs | 265.60% | 324.23% | 579.11% |
| Annualized NCOs / Avg. Loans | 0.29% | 0.26% | 0.14% |
| Gross NPAs / Assets | 0.86% | 0.63% | 0.35% |
| NPLs / Loans | 0.37% | 0.30% | 0.16% |



161,000
Customer Households
100+
Offices
1,200+
Associates
MINNESOTA
IOWA
NEBRASKA
ILLINOIS
COLORADO
KANSAS
MISSOURI
OKLAHOMA
ARKANSAS
GEORGIA
TEXAS

[1] See appendix for non-GAAP reconciliation of return on average tangible common equity (page 22)
[2] Non-interest expense divided by the sum of net interest income plus non-interest income
[3] See appendix for non-GAAP reconciliation of tangible common equity to tangible assets (page 22)
[4] Excludes assets acquired in FDIC-assisted transactions

# Banking Center Network

*99 banking centers / 6 commercial loan offices[1]*

**Activity in last five years:**

- Consolidated 32 banking centers - 24 in Missouri, six in Iowa, and two in Kansas
- Sold offices – two in Missouri, four in Nebraska
- Acquired 24 banking centers - 13 in Missouri and 11 in Iowa
- Opened five new banking centers – Omaha, Neb.[2]; Fayetteville, Ark.; Ferguson, Mo.; Columbia, Mo.; and Overland Park, Kan., with commercial lending office relocation
- Relocated/replaced seven banking centers – two in Springfield, Mo.; one in the following: Maple Grove, Minn., Ava, Mo., Ames, Iowa, Omaha[2], Neb., and Bellevue, Neb.[2]



4 banking centers
MINNESOTA
Commercial loan office
19 banking centers
IOWA
1 banking center/commercial loan office
ILLINOIS
NEBRASKA
63 banking centers / offices
MISSOURI
ST LOUIS METRO
COLORADO
Commercial loan office
KANSAS
10 banking centers / offices
OKLAHOMA
ARKANSAS
Commercial loan office
Commercial loan office
2 banking centers
GEORGIA
TEXAS
Commercial loan office

*[1] Commercial loan offices in Atlanta and Denver should open in Q4 2018.*
*[2] Omaha banking centers sold in July 2018.*

# Financial Performance: Consistent Growth

**Total Assets**
**($ in millions)**


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
-
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

**Total Loans**
**($ in millions)**


$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
-
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

**Tangible Common Equity[1]**
**($ in thousands)**


$600
$500
$400
$300
$200
$100
-
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

[1] See appendix for non-GAAP reconciliation of tangible common equity (page 22).

# Growth Through Strategic Acquisitions

| | Target | Acquisition Date | County | State | Acquired Loans ($mm) | Acquired Deposits ($mm) | Number of Branches | Deposit Premium (%) |
|---|---|---|---|---|---|---|---|---|
| FDIC-assisted | Valley Bank | 6/20/2014 | Scott | IA | 193.2 | 365.6 | 13 | – |
| FDIC-assisted | InterBank | 4/27/2012 | Hennepin | MN | 393.3 | 454.3 | 4 | – |
| FDIC-assisted | Sun Security Bank | 10/7/2011 | Various | MO | 240.5 | 280.1 | 27 | – |
| FDIC-assisted | Vantus Bank | 9/4/2009 | Woodbury | IA | 331.5 | 349.9 | 15 | 0.5 |
| FDIC-assisted | TeamBank | 3/20/2009 | Miami | KS | 435.8 | 512.0 | 17 | 1.0 |
| Branches | Fifth Third Bancorp | 1/29/2016 | St. Louis | MO | 158.9 | 228.3 | 12 | 3.1 |
| Branches | Boulevard Bank | 3/21/2014 | Newton | MO | 10.9 | 92.6 | 2 | 1.1 |

# Financial Performance: Profitability

## Net Income ($ in millions)



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
-
$33.7
$43.5
$46.5
$45.3
$51.6
$49.8
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

## Efficiency Ratio[1]



64.05%
66.30%
62.85%
62.86%
58.99%
56.70%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

## ROATCE[2]



10.51%
12.71%
12.20%
11.27%
11.61%
13.79%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

## ROAA



0.89%
1.14%
1.14%
1.04%
1.16%
1.49%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

## EPS (Fully Diluted)



$2.42
$3.10
$3.28
$3.21
$3.64
$3.49
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

[1] Non-interest expense divided by the sum of net interest income plus non-interest income
[2] See appendix for non-GAAP reconciliation of return on tangible common equity (page 22)

# Capital

*In thousands, except book value per common share*



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Common Stockholders' Equity
Book Value per Common Share
$45.00
$30.00
$15.00
$0.00
$22.94
$23.60
$26.30
$28.67
$30.77
$33.48
$35.90
2012
2013
2014
2015
2016
2017
9/30/2018

| Regulatory Capital<br>September 30, 2018 | | | |
|---|---|---|---|
| **Consolidated*** | | **Bank*** | |
| Tier 1 Leverage Ratio | 11.6% | Tier 1 Leverage Ratio | 12.4% |
| Common Equity Tier 1 Ratio | 11.3% | Common Equity Tier 1 Ratio | 12.6% |
| Tier 1 Ratio | 11.8% | Tier 1 Ratio | 12.6% |
| Total Capital Ratio | 14.4% | Total Capital Ratio | 13.5% |

*The Holding Company and Bank are well above the well-capitalized thresholds as defined by banking regulations.

# Diversified Legacy Loan Portfolio[1]

**By Loan Type** | **By Region**

## $3.8 Billion



Bonds
0%
Commercial
Business
7%
Consumer*
12%
Single Family
Real Estate
10%
Multifamily
Real Estate
20%
Commercial
Real Estate
36%
Const & Land
Dev
15%



Missouri SE
1%
Missouri Central
3%
Missouri SW
3%
St Louis
20%
Kansas City
6%
Missouri NE/NW
1%
Springfield
10%
Branson
2%
Iowa/ Nebraska/
South Dakota
8%
Minnesota
5%
Oklahoma
7%
Arkansas Other
2%
Kansas Other
2%
Texas
11%
Fayetteville
3%
Chicago
3%
Other Regions
13%

Note: Data as of September 30, 2018
[1] Loans other than those acquired in FDIC-assisted transactions
* Includes Home Equity Loans of $117.1 million

# Net Loans

*Excludes mortgage loans held for sale*



In billions
$5
$4
$4
$3
$3
$2
$2
$1
$1
$0
$2.44
$3.04
$3.34
$3.76
$3.73
$3.94
2013
2014
2015
2016
2017
9/30/2018

# Loan Composition Trends



Acquired (covered & non-covered)
Consumer
Commercial Business
Construction & Land Development
Commercial
Multifamily
Single Family
Q1
Q2
Q3
Q4
2014
2015
2016
2017
2018

| *Gross Loans ($ in millions)* | 2014 | | | | 2015 | | | | 2016 | | | | 2017 | | | | 2018 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 |
| Real Estate Loans: | | | | | | | | | | | | | | | | | | | |
| Single Family | $236 | $238 | $222 | $231 | $239 | $241 | $250 | $260 | $377 | $366 | $353 | $337 | $321 | $313 | $313 | $310 | $320 | $341 | $365 |
| Multifamily | 310 | 343 | 353 | 392 | 396 | 386 | 408 | 420 | 415 | 522 | 643 | 663 | 669 | 685 | 762 | 746 | 737 | 785 | 792 |
| Commercial | 828 | 845 | 872 | 946 | 966 | 1,015 | 1,042 | 1,043 | 1,048 | 1,154 | 1,173 | 1,187 | 1,226 | 1,219 | 1,235 | 1,235 | 1,293 | 1,308 | 1,384 |
| Construction & Land Development | 349 | 410 | 490 | 514 | 566 | 581 | 579 | 721 | 752 | 816 | 797 | 870 | 922 | 1,039 | 1,068 | 1,151 | 1,212 | 1,353 | 1,370 |
| Commercial Business | 361 | 375 | 393 | 395 | 408 | 431 | 449 | 395 | 389 | 401 | 373 | 374 | 369 | 372 | 387 | 375 | 373 | 367 | 346 |
| Consumer | 301 | 346 | 414 | 468 | 493 | 518 | 556 | 599 | 643 | 660 | 672 | 673 | 636 | 603 | 568 | 536 | 498 | 474 | 453 |
| Acquired (covered & non-covered) | 375 | 523 | 498 | 458 | 438 | 416 | 387 | 363 | 344 | 322 | 305 | 283 | 259 | 243 | 227 | 210 | 198 | 184 | 177 |
| **Total** [1] | **$2,760** | **$3,080** | **$3,242** | **$3,404** | **$3,506** | **$3,588** | **$3,671** | **$3,801** | **$3,968** | **$4,241** | **$4,316** | **$4,388** | **$4,402** | **$4,474** | **$4,560** | **$4,563** | **$4,631** | **$4,812** | **$4,887** |

[1] Includes undisbursed portion of loans in process and deferred loan fees and gain, net

# Asset Quality Trends[1]


NPAs / Assets
1.75%
1.11%
1.07%
0.86%
0.63%
0.35%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018


NCOs / Average Loans
0.91%
0.24%
0.20%
0.29%
0.26%
0.14%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018


Reserves / Loans
1.92%
1.34%
1.20%
1.04%
1.01%
1.00%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018


Reserves / NPLs
201.53%
471.77%
230.24%
265.60%
324.23%
579.11%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

[1] Excludes FDIC-acquired assets

# Favorable Deposit Mix

**By Type**

**By Region**

**$3.6 Billion**


CDARS Customer
0.8%
Brokered CDs
7.2%
Checking & Savings
60.3%
CDs
31.7%


Northwest Arkansas
0.5%
Minnesota
7.1%
Quad Cities IA Metro
2.6%
Springfield MO
Metro
38.2%
Des Moines
Metro/Central Iowa
6.0%
Sioux City IA Metro
7.1%
All Other Kansas
4.6%
Kansas City Metro
4.4%
St. Louis Metro
14.0%
All Other Missouri
15.5%

Data as of September 30, 2018

# Core Net Interest Margin[1]



Loan Yield
Core NIM
Cost of Funds
8.00%
6.00%
4.00%
2.00%
0.00%
5.35%
4.94%
4.60%
4.44%
4.50%
4.85%
3.66%
3.83%
3.76%
3.64%
3.62%
3.84%
0.57%
0.46%
0.44%
0.56%
0.70%
0.89%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

[1]See appendix for reconciliation of core net interest margin (page 21)

# Net Interest Margin



Loan Yield
NIM
Cost of Funds
8.00%
6.00%
4.00%
2.00%
0.00%
6.82%
6.20%
5.48%
4.89%
4.63%
4.98%
4.70%
4.84%
4.53%
4.05%
3.74%
3.96%
0.57%
0.46%
0.44%
0.56%
0.70%
0.89%
2013Y
2014Y
2015Y
2016Y
2017Y
3Q2018

# Thank You

For more information:

- ✓ Visit our Web site: www.GreatSouthernBank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

# Appendix

# Non-GAAP Reconciliation

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include core net interest income, core net interest margin, return on average tangible common equity, and tangible common equity to tangible assets.

We calculate core net interest income and core net interest margin by subtracting the impact of adjustments regarding changes in expected cash flows related to our pools of loans we acquired through FDIC-assisted transactions from reported net interest income and net interest margin. Management believes that the core net interest income and core net interest margin are useful in assessing the Company's core performance and trends, in light of the fluctuations that can occur related to updated estimates of the fair value of the loan pools acquired in the 2009, 2011, 2012 and 2014 FDIC-assisted transactions.

In calculating return on average tangible common equity and the ratio of tangible common equity to tangible assets, we subtract average intangible assets from average common equity and intangible assets from common equity and from total assets. Management believes that the presentation of these measures excluding the impact of intangible assets provides useful supplemental information that is helpful in understanding our financial condition and results of operations, as they provide a method to assess management's success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance.

These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

**Non-GAAP Reconciliation: Core Net Interest Income and Core Net Interest Margin**

| | FY 2013 | | FY 2014 | | FY 2015 | | FY 2016 | | FY 2017 | | Nine Months Ended 09/30/18 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | $000 | % | $000 | % | $000 | % | $000 | % | $000 | % | $000 | % |
| Reported net interest income/margin | $159,592 | 4.70 | $167,561 | 4.84 | $168,354 | 4.53 | $163,056 | 4.05 | $155,156 | 3.74 | $123,636 | 3.96 |
| Less: Impact of loss share adjustments | 35,211 | 1.04 | 34,974 | 1.01 | 28,531 | 0.77 | 16,393 | 0.41 | 5,014 | 0.12 | 3,652 | 0.12 |
| **Core net interest income/margin** | **$124,381** | **3.66** | **$132,587** | **3.83** | **$139,823** | **3.76** | **$146,663** | **3.64** | **$150,142** | **3.62** | **$119,984** | **3.84** |

# Non-GAAP Reconciliation (con't)

## Non-GAAP Reconciliation: Return on Average Tangible Common Equity and Tangible Common Equity to Tangible Assets

| ($ in thousands) | | FY 2013 | FY 2014 | FY 2015 | FY 2016 | FY 2017 | Nine Months Ended 09/30/18 |
|---|---|---|---|---|---|---|---|
| **Net Income Available to Common Shareholders** | (a) | **$33,150** | **$42,950** | **$45,948** | **$45,342** | **$51,564** | **$49,821** |
| Average Common Equity | | $320,707 | $344,727 | $383,439 | $414,799 | $455,704 | $491,854 |
| Less: Average Intangible Assets | | 5,229 | 6,706 | 6,679 | 12,592 | 11,713 | 10,247 |
| **Average Tangible Common Equity** | (b) | **$315,478** | **$338,021** | **$376,760** | **$402,207** | **$443,991** | **$481,607** |
| **Return on Average Tangible Common Equity** | (a)/(b) | **10.51%** | **12.71%** | **12.20%** | **11.27%** | **11.61%** | **13.79% (A)** |
| Common Equity At Period End | | $322,755 | $361,802 | $398,227 | $429,806 | $471,662 | $508,127 |
| Less: Intangible Assets At Period End | | 4,583 | 7,508 | 5,758 | 12,500 | 10,850 | 9,613 |
| **Tangible Common Equity At Period End** | (c) | **$318,172** | **$354,294** | **$392,469** | **$417,306** | **$460,812** | **$498,514** |
| **Total Assets at Period End** | | **$3,560,250** | **$3,951,334** | **$4,104,189** | **$4,550,663** | **$4,414,521** | **$4,584,086** |
| Less: Intangible Assets At Period End | | 4,583 | 7,508 | 5,758 | 12,500 | 10,850 | 9,613 |
| **Tangible Assets as Period End** | (d) | **$3,555,667** | **$3,943,826** | **$4,098,431** | **$4,538,163** | **$4,403,671** | **$4,574,473** |
| **Tangible Common Equity to Tangible Assets** | (c)/(d) | **8.95%** | **8.98%** | **9.58%** | **9.20%** | **10.46%** | **10.90%** |

(A) Annualized year to date as of September 30, 2018